Supplement Dated October 19, 2018
To the Product Prospectuses dated May 1, 2018 for:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account S

Lincoln Corporate Commitment VUL	Lincoln CVUL Series III Elite
Lincoln Corporate Variable 5	Lincoln Corporate Variable 4

This Supplement outlines changes to the investment options under your policy. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This Supplement is for informational purposes and requires no action on your part.

Effective November 19, 2018, the following funds will be available as new investment options under your Policy:

LVIP Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation
•	LVIP JPMorgan Retirement Income Fund (Standard Class): Current income and some capital appreciation.
•
LVIP SSGA Emerging Market Equity Index (Standard Class): To seek to provide investment results that, before fees and expenses, correspond generally to the total return of an index that tracks performance of emerging market equity securities.

MFS® Variable Insurance Trust II, advised by Massachusetts Financial Services Company.
•	MFS® VIT II Technology Portfolio (Initial Class): Capital appreciation.

Effective September 17, 2018, the trust name for the BlackRock High Yield V.I. Fund has changed to BlackRock Variable Series Funds II, Inc.

In addition, the Lincoln Variable Insurance Products Trust has informed us that the LVIP BlackRock Multi-Asset Income Fund will be liquidated on or about November 16, 2018, and as a result, will no longer be available as an investment option under your Policy.  You must transfer all money out of the LVIP BlackRock Multi-Asset Income Fund Subaccount and into another Subaccount within your Policy prior to the close of business November 16, 2018.

If you do not make this transfer prior to the liquidation, your money will be automatically transferred to the LVIP Government Money Market Fund Subaccount on November 16, 2018. Once this transfer occurs, any future allocations that you previously designated to the LVIP BlackRock Multi-Asset Income Fund Subaccount will be allocated to the LVIP Government Money Market Fund Subaccount. You will need to provide us with allocation instructions if you wish to make a change from this investment. For complete details regarding this fund liquidation, please refer to the fund's prospectus, as supplemented.

Please retain this Supplement for future reference.